UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934, as amended

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Strategic Hotels & Resorts, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STRATEGIC HOTELS & RESORTS, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials For the Annual Stockholder Meeting to be held on 05/21/09

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following proxy materials are available at www.proxyvote.com: (requires the 12 Digit Control Number located on the following page) • Notice and Proxy Statement • 2008 Annual Report

200 W MADISON SUITE 1700 CHICAGO, IL 60606

PROXY MATERIALS – VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please make your request for a copy as instructed below on or before May 7, 2009 to facilitate timely delivery. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

HOW TO REQUEST A COPY OF MATERIALS

1)  BY INTERNET - www.proxyvote.com

2)  BY TELEPHONE - 1-800-579-1639

3)  BY E-MAIL* - sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote

Meeting Type: Annual

Meeting Date: 05/21/09

Meeting Time: 10:00 A.M., Central Time

For holders as of: 03/25/09

Meeting Location:

Fairmont Chicago Hotel

200 North Columbus Drive

Chicago, IL 60601

Directions to the Fairmont Chicago Hotel may be found at:

http://www.fairmont.com/chicago/mapanddirections.htm

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 20, 2009. Have your notice in hand when you access the web site and follow the instructions.

Voting items

Proposal 1 - ELECTION OF DIRECTORS

The Board of Directors of the Corporation recommends a vote “FOR” all nominees.

NOMINEES:

01) Robert P. Bowen 02) Kenneth Fisher 03) Laurence S. Geller 04) James A. Jeffs	05) Richard D. Kincaid 06) Sir David M.C. Michels 07) William A. Prezant

Proposal 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2009.